Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER


I, Lisa M. De La Pointe, Chief Financial Officer of Puradyn Filter Technologies Incorporated ("the Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         1. The quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C.78m); and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            November 12, 2004



                                            /s/ Lisa M. De La Pointe
                                            ----------------------
                                            Name: Lisa M. De La Pointe
                                            Title: Chief Financial Officer